                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2001


                           ARENA PHARMACEUTICALS, INC.

               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                          000-31161                   23-2908305
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


               6166 Nancy Ridge Drive, San Diego, California 92121
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               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 453-7200
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              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         On February 15, 2001, Arena Pharmaceuticals, Inc., a Delaware corporation ("Arena"), completed its acquisition of Bunsen Rush Laboratories, Inc., a Connecticut corporation ("Bunsen Rush"), pursuant to an Agreement and Plan of Merger dated February 15, 2001 (the "Merger Agreement"). The acquisition was effected in the form of a merger (the "Merger") of Bunsen Rush into BRL Screening, Inc., a Delaware corporation ("BRL"), a subsidiary wholly owned by Arena. BRL was the surviving corporation in the Merger.

         On February 20, 2001, Arena, issued a press release announcing the completion of the acquisition of Bunsen Rush. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------
             10            Agreement and Plan of Merger, dated February 15,
                           2001 by and among Arena Pharmaceuticals, Inc.,
                           BRL Screening, Inc., Bunsen Rush Laboratories, Inc.,
                           and Ethan A. Lerner, Michael R. Lerner, Peter M.
                           Lerner, David Unett and Alison Roby-Shemkovitz

            99.1           Press Release dated February 20, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2001               Arena Pharmaceuticals, Inc.
                                       A Delaware corporation


                                       By: /s/ Jack Lief
                                           -------------
                                           President & Chief Executive Officer


                                  EXHIBIT INDEX

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------
             10            Agreement and Plan of Merger, dated February 15,
                           2001 by and among Arena Pharmaceuticals, Inc., BRL
                           Screening, Inc., Bunsen Rush Laboratories, Inc.,
                           and Ethan A. Lerner, Michael R. Lerner, Peter M.
                           Lerner, David Unett and Alison Roby-Shemkovitz

            99.1           Press Release dated February 20, 2001